Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, Mark R. Fetting, chief executive officer of Legg Mason Light Street Trust, Inc. (the “Trust”), certify that, to my knowledge:

1.      The Trust’s periodic report on Form N-CSR for the period ended April 30, 2006, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2.      The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Trust.

/s/ Mark R. Fetting	June 20, 2006
Mark R. Fetting	Date
President

Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, Marie K. Karpinski, chief financial officer of Legg Mason Light Street Trust, Inc. (the “Trust”), certify that, to my knowledge:

1.      The Trust’s periodic report on Form N-CSR for the period ended April 30, 2006, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2.      The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Trust.

/s/ Marie K. Karpinski	June 19, 2006
Marie K. Karpinski	Date
Vice President and Chief Financial Officer